Exhibit 10.4

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

BY AND BETWEEN

THE SELLER PARTIES IDENTIFIED HEREIN
(“Seller”)
and
THE BUYER PARTIES IDENTIFIED HEREIN
(“Buyer”)

Dated effective as of May 14, 2008

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made effective as of May 14, 2008 (the “Effective Date”), by and between HCP, INC. (formerly known as Health Care Property Investors, Inc.), a Maryland corporation (“HCP”), FAEC HOLDINGS (BC), LLC, a Delaware limited liability company (“FAEC”). HCPI TRUST, a Maryland real estate trust (“HCPIT”), HCP DAS PETERSBURG VA, LP, a Delaware limited partnership (“HCPDAS”), and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THH”, and together with HCP, HCPIT, HCPDAS and FAEC collectively, the “Seller”), and MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, MPT OF CHERAW, LLC, a Delaware limited liability company, MPT OF IDAHO FALLS, LLC, a Delaware limited liability company, MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company, MPT OF CLEVELAND, TEXAS, L.P, a Delaware limited partnership, MPT OF WEBSTER, L.P., a Delaware limited partnership, MPT OF TUCSON, LLC, a Delaware limited liability company, MPT OF BOSSIER CITY, LLC, a Delaware limited liability company, MPT OF WICHITA, LLC, a Delaware limited liability company, MPT OF BRISTOL, LLC, a Delaware limited liability company, MPT OF ENFIELD, LLC, a Delaware limited liability company, MPT OF NEWINGTON, LLC, a Delaware limited liability company, MPT OF PROVIDENCE, LLC, a Delaware limited liability company, MPT OF WARWICK, LLC, a Delaware limited liability company, MPT OF SPRINGFIELD, LLC, a Delaware limited liability company d/b/a MPW-MPT of Springfield, MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company, MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company, and MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company (collectively, the “Buyer”).
RECITALS
     A. Buyer and Seller entered into that certain Purchase and Sale and Escrow Instructions dated as of March 13, 2008, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of March 28, 2008, that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 1, 2008, and that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 17, 2008 (as amended, the “Purchase Agreement”), for the purchase and sale of certain properties more particularly described therein. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Purchase Agreement.
     B. Buyer and Seller wish to amend the Purchase Agreement as set forth below.

AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree that the Purchase Agreement is amended as follows:
     1. Section 4.1(c). The parties agree that the date “May 15, 2008” contained in Section 4.1(c) of the Purchase Agreement shall, in each instance, be replaced with the date “June 30, 2008.”
     2. Continuity of Purchase Agreement. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.
     3. Counterparts. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.
     4. Electronically Transmitted Signatures. Telecopied signatures or signatures sent by electronic mail may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied or electronically mailed document, are aware that the other party will rely on the telecopied or electronically mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. Following any facsimile or electronic mail transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of the Purchase Agreement.
     5. Severability. If any provision of this Amendment is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Amendment shall nonetheless remain in full force and effect.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle or rule of law that would require the application of the law of any other jurisdiction.
[Signature Pages Follow]

2

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLER:

HCP, INC., a Maryland corporation

By:	/s/ Brian J. Maas

Name:	Brian J. Maas
Its:	Senior Vice President

FAEC HOLDINGS (BC), LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation its Sole Member

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

HCP DAS PETERSBURG VA, LP, a Delaware limited partnership

By:	HCP DAS PETERSBURG VA GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Brian J. Maas

	Name:	Brian J. Maas
	Its:	Senior Vice President
Signature Page

HCPI TRUST, a Maryland real estate trust

By:	/s/ Brian J. Maas

Name:	Brian J.Maas
Its:	Senior Vice President
Signature Page

BUYER:

MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership,

By:	/s/ Michael G. Stewart

Name:	Michael G. Stewart
Its:	EVP & General Counsel

MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF CHERAW, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF CLEVELAND, TEXAS, L.P. a Delaware limited partnership

By:	MPT OF CLEVELAND, TEXAS, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Michael G. Stewart

		Name:	Michael G. Stewart
		Its:	EVP & General Counsel

MPT OF BOSSIER CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF TUCSON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF WEBSTER, L.P. a Delaware limited partnership

By:	MPT OF WEBSTER, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Michael G. Stewart

		Name:	Michael G. Stewart
		Its:	EVP & General Counsel

MPT OF IDAHO FALLS, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF WICHITA, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF BRISTOL, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF ENFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF NEWINGTON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF PROVIDENCE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF WARWICK, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF SPRINGFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel

MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Michael G. Stewart

	Name:	Michael G. Stewart
	Its:	EVP & General Counsel
Signature Page

TITLE COMPANY:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ James R. Lomenick

Name:	James R. Lomenick
Title:	Underwriting Counsel National Commercial Services First American Title Insurance Company